UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2015

(Exact name of registrant as specified in its charter)

Connecticut	1-15052	06-1541045
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

157 Church Street, New Haven, Connecticut		06506
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (203) 499-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240 14d-2(b))

☐	Pre-commencement communications pursuant to Rule eye-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On November 18, 2015, UIL Holdings Corporation (“UIL”) received a notice required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, as amended, regarding an anticipated blackout period under UIL’s 401(k) savings plan (the “401(k) Plan”). The blackout period for the 401(k) Plan will be implemented in connection with the anticipated closing of the previously announced Agreement and Plan of Merger, dated as of February 25, 2015 (the “Merger Agreement”), by and among UIL, Iberdrola USA, Inc. (“IUSA”) and Green Merger Sub, Inc. (“Merger Sub”), pursuant to which, at the Effective Time (as defined in the Merger Agreement), UIL will merge with and into Merger Sub with Merger Sub surviving such merger (the “Merger”). The blackout period will be necessary to ensure that the administrator of the 401(k) Plan can process the exchange of UIL common stock for common stock of IUSA, which will be renamed AVANGRID, Inc. immediately prior to the effective time of the Merger.

The closing of the Merger remains subject to approval by UIL shareowners, receipt of required regulatory approvals and a number of other closing conditions. UIL will hold a special meeting of shareowners to vote on the Merger on December 11, 2015. Additional information concerning the proposed Merger and the special meeting is included in the definitive Proxy Statement/Prospectus, which was filed with the Securities and Exchange Commission on November 12, 2015 and mailed to UIL shareowners who are entitled to vote on the proposal. UIL currently expects that the Merger will close promptly after satisfaction or waiver of all closing conditions, including receipt of shareowner approval and all regulatory approvals, and not later than December 31, 2015 (the date of the closing of the Merger hereafter referred to as the “Closing Date”).

Participants in the 401(k) Plan have been advised that if the Merger is completed as expected, there will be a blackout period beginning on the Closing Date when participants will be unable to direct the portion of their account balance invested in the UIL Holdings Stock Fund or conduct any transactions that involve the shares of common stock held in the UIL Holdings Stock Fund, including exchanges, loans, withdrawals, and distributions. As of the closing of the Merger, each share of UIL common stock held in the UIL Holdings Stock Fund will be converted into one share of IUSA common stock plus $10.50.

The blackout period is currently expected to continue for two weeks following the Closing Date. Because the 401(k) Plan includes the UIL Holdings Stock Fund as an investment option, on November 24, 2015, in accordance with Section 306 of The Sarbanes-Oxley Act of 2002 and Rule 104 under Securities and Exchange Commission Regulation BTR, UIL sent a separate notice (the “Insider Notice”) to its directors and executive officers informing them of the blackout period and certain trading prohibitions that they will be subject to during the blackout period.

During the blackout period and for a period of two years after the end date thereof, a security holder or other interested person may obtain, without charge, information regarding the blackout period, including the actual beginning and end dates of the blackout period. This information is available by calling a Vanguard Participant Services associate at 800-523-1188 Monday through Friday from 8:30 a.m. to 9 p.m., Eastern time. In addition, you may contact Linda L. Randell, Senior Vice President and General Counsel, at (203) 499-2575 or Sigrid E. Kun, Vice President, Corporate Secretary and Assistant General Counsel, at (203) 499-5858 regarding questions you may have about the blackout period.

A copy of the Insider Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01	Other Events

The information under Item 5.04 is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits – The following exhibit is filed as part of this report:

99.1	Notice Regarding Blackout Period and Regulation BTR Trading Restrictions dated November 24, 2015.

Forward-looking statements

Certain statements contained in this communication regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements.

New factors emerge from time to time and it is not possible for us to predict all such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. These risks, as well as other risks associated with the merger, are more fully discussed in UIL’s definitive proxy statement filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in UIL’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Forward-looking statements included in this communication speak only as of the date of this communication. UIL does not undertake any obligation to update its forward-looking statements to reflect events or circumstances after the date of this communication other than as required by applicable law.

Important Information For Investors And Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed transaction between UIL and IUSA. In connection with the proposed transaction between UIL and IUSA, IUSA has filed with the SEC a registration statement on Form S-4, as amended, containing a prospectus of IUSA, and UIL filed its definitive proxy statement with the SEC on November 12, 2015. UIL AND IUSA URGE INVESTORS AND SHAREHOLDERS TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER, AS WELL AS OTHER DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. This communication is not a substitute for the registration statement, definitive proxy statement or any other documents that IUSA or UIL may file with the SEC or send to shareholders in connection with the proposed transaction.

You may obtain copies of all documents filed with the SEC regarding this proposed transaction, free of charge, at the SEC’s website (www.sec.gov). Copies of the documents filed with the SEC by UIL are available free of charge on UIL’s website at www.uil.com or by contacting UIL’s Investor Relations Department at 203-499-2409.

Participants in Solicitation

UIL and its directors and executive officers, and IUSA and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of UIL common stock in respect of the proposed transaction. Information about UIL’s executive officers and directors is set forth in UIL’s definitive proxy statement for its 2015 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2015. Other information regarding the interests of such individuals, as well as information regarding IUSA’s directors and executive officers, is set forth in the Definitive Proxy Statement of UIL filed with the SEC on November 12, 2015. You may obtain free copies of these documents as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2015

UIL HOLDINGS CORPORATION Registrant

By	/s/ Richard J. Nicholas
Richard J. Nicholas Executive Vice President and Chief Financial Officer

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